SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2014

LIGHTCOLLAR, INC.

(Exact name of Company as specified in its charter)

Nevada	333-103621	42-1771342
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2248 Meridian Blvd Ste H. Minden, Nevada 89423
(Address of principal executive offices)
Phone: (303) 250-0775
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

. Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

. Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

. Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

. Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIGHTCOLLAR, INC.

Form 8-K

Current Report

Item 5.02 – Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers

On July 25, 2014, Mr. Michael J. Scott resigned from his position with the Company as Chief Executive Officer. His resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company will conduct a search to identify a replacement for Mr. Scott.  Our President and the other Officers, will continue to manage the operations of LightCollar, Inc., until Mr. Scott’s replacement is appointed.

Item 9.01 – Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
17.1	Resignation of Michael J. Scott as Chief Executive Officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTCOLLAR, INC. Date: July 28, 2014 By: /s/ Matveev Anton Matveev Anton Chairman of the Board